QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2004

UNIVISION COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884

1999 Avenue of the Stars, Suite 3050
Los Angeles, California
(Address of Principal Executive Offices)

90067
(Zip Code)

Tel: (310) 556-7676
(Registrant's Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 5. Other Events and Required FD Disclosure

        On January 12, 2004, Univision Communications Inc. (the "Company") is completing the issuance of 15,815,999 shares of its Class A common stock, $.01 par value ("Class A Common Stock"), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1 and dated as of January 7, 2004 between the Company and Banc of America Securities LLC as underwriter. Concurrent with the closing of this transaction, the Company is completing the repurchase of 15,815,999 shares of its Class A Common Stock from a subsidiary of Clear Channel Communications, Inc. ("Clear Channel") pursuant to the Stock Purchase Agreement attached hereto as Exhibit 10.1 and dated as of January 7, 2004 between the Company and Clear Channel.

Item 7. Financial Statements and Exhibits

(c)
Exhibits.

1.1
Underwriting Agreement dated January 7, 2004

10.1
Stock Purchase Agreement dated January 7, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC.
(Registrant)
	By:	/s/ C. DOUGLAS KRANWINKLE C. Douglas Kranwinkle Executive Vice President
January 12, 2004 Los Angeles, California

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated January 7, 2004
10.1	Stock Purchase Agreement dated January 7, 2004

QuickLinks

  Item 5. Other Events and Required FD Disclosure
  Item 7. Financial Statements and Exhibits